                                                                    EXHIBIT 99.1

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                           THE PERIOD ENDED: 1-31-98

IN RE:                                 :
                                          CASE NO: 96-15177
Fretter, Inc.                          :  Chapter 11
                                          Judge Morgenstern-Clarren
                                       :
------------------------------------
                              Debtor
                                       :

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

       X    Operating Statement              (Form 2)
     -----
       X    Balance Sheet                    (Form 3)
     -----
       X    Summary of Operations            (Form 4)
     -----
       X    Monthly Cash Statements          (Form 5)
     -----
       X    Statement of Compensation        (Form 6)
     -----

     -----  -----------------------------------------

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated:

2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (if not, attach written explanation)

3. That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. Explain on separate sheet if not true.

I hereby certify, under penalty of perjury, that the information provided herein is true and correct to the best of my information and belief.

Dated: 2/13/98                         /s/ J. Michael McLean
                                       --------------------------
                                       Debtor in Possession

                                       Controller    810-220-5007
                                       ----------    ------------
                                       Title         Phone

                           OPERATING STATEMENT (P&L)
                           -------------------------
                                (Accrual Basis)
                                ---------------

Debtor:  Fretter Inc.                                         Case No:  96-15177

                            Month Ending:  1/31/98

                                                                      Total
                                                    Current Month  Since Filing
Total Revenue/Sales                                           0        532,663
Cost of Sales                                                 0        505,226
                                                     ----------    -----------

Gross Profit                                                  0         27,437
                                                     ==========    ===========

         EXPENSES:
         --------

Officer Compensation                                      8,321        293,534
Salary Expenses other Employees                           9,975        369,683
Court-Ordered Stay Bonus                                 50,000        212,921
Employee Benefits & Pensions                                                 0
Payroll Taxes                                             7,370         69,174
Other Taxes                                                             87,574
Rent and Lease Expense                                   10,898         54,704
Interest Expense                                         94,637      4,160,968
Insurance                                                11,513        550,168
Automobile and Truck Expense                                                 0
Utilities (gas, electric, phone alarms)                   6,355        160,205
Depreciation                                                                 0
Travel and Entertainment                                  1,138         13,583
Repairs and Maintenance                                  37,483        285,696
Advertising                                                                  0
Supplies, Office Expenses, etc.                          15,652        279,899
Other:  Specify Director & Trustee Fees                  10,316        122,635
Other:  Specify Misc. Fees                                               3,095
                                                     ----------    -----------
TOTAL EXPENSES:                                         263,658      6,663,839
                                                     ----------    -----------

NET OPERATING PROFIT/(LOSS)                            (263,658)    (6,636,402)
                                                     ==========    ===========

Add:  Non-Operating Income:
       Interest Income                                    2,596         25,990
       Gain/Loss on Sale of Real Estate                 729,126      7,898,270
       Other Income                                      21,056      1,858,463
                                                     ----------    -----------
TOTAL                                                   752,778      9,782,723
                                                     ----------    -----------
Less: Non-Operating Expenses:
       Professional Fees                                202,500      2,419,973
       Other                                             (6,186)       614,096
                                                     ----------    -----------

NET INCOME / (LOSS)                                     292,806        111,442
                                                     ==========    ===========

                                BALANCE SHEET *
                                -------------




Debtor:  Fretter, Inc.                                        Case No:  96-15177

                            Month Ending: 1/31/98

ASSETS:                                       Current Month   Prior Month       At Filing
Cash:                                           1,075,400        958,714           89,252
Inventory:                                                                        791,999
Accounts Receivable: **                        34,574,714     34,574,764       35,930,804
Insider Receivables                             7,414,781      7,414,781        7,424,547
Land and Buildings:                            13,686,742     19,500,676       49,365,801
Furniture, Fixtures & Equip:                                                      418,000
Accumulated Depreciation:                      (2,647,975)    (4,751,853)     (10,623,681)
Other: Prepaids & misc.                         1,140,653        937,682          807,689
Other: Utility deposits                            37,205         39,000
                                              -----------    -----------      -----------

TOTAL ASSETS:                                  55,281,520     58,673,764       84,204,411
                                              ===========    ===========      ===========

LIABILITIES:

Postpetition Liabilities:
Accounts Payable:                                  87,316        136,792
Wages and Salaries:                                 9,595          8,912
Taxes Payable:                                     82,936        112,626
Other:                                          1,796,762      1,728,936            1,390
                                              -----------    -----------      -----------
TOTAL Postpetition Liab.                        1,976,609      1,987,266            1,390
                                              ===========    ===========      ===========

Secured Liabilities:
Subject to Postpetition
  Collateral or Financing Order                 4,488,035      7,912,174       29,002,401
All other Secured Liab.                         2,817,328      3,064,067        7,371,875
                                              -----------    -----------      -----------
TOTAL Secured Liabilities:                      7,305,363     10,976,241       36,374,276
                                              ===========    ===========      ===========

Prepetition Liabilities:
Taxes & Other Priority Liab.                      885,638        879,195        1,132,770
Unsecured Liabilities                           6,464,815      6,512,730        6,849,397
Other: Accrued Liabilities                      4,627,432      4,642,358        5,449,917
                                              -----------    -----------      -----------
TOTAL Prepetition Liab.                        11,977,885     12,034,283       13,432,084
                                              ===========    ===========      ===========

Redeemable Preferred Stock                     48,265,040     48,265,040       48,265,040
                                              -----------    -----------      -----------
Equity:
Owners' Capital:                                1,692,451      1,692,451        1,692,451
Retained Earnings-Pre Pet.                    (16,047,270)   (16,100,153)     (15,560,830)
Retained Earnings-Post Pet.                       111,442       (181,364)               0
                                              -----------    -----------      -----------
TOTAL Equity:                                 (14,243,377)   (14,589,066)     (13,868,379)
                                              ===========    ===========      ===========
TOTAL LIABILITIES
AND EQUITY:                                    55,281,520     58,673,764       84,204,411
                                              ===========    ===========      ===========

______________________________

 *    Preliminary Estimate
 **   Includes contingent receivable from Silo, Inc.
       Collectibility indeterminate

                             SUMMARY OF OPERATIONS
                             ---------------------

                            Period Ended:  1/31/98
Debtor:  Fretter, Inc.                                        Case No:  96-15177

                     Schedule of Postpetition Taxes Payable
                     --------------------------------------

                              Beginning   Accrued/  Payments/   Ending
                               Balance    Withheld  Deposits   Balance
                              ----------  --------  ---------  --------
Income Taxes Withheld:
Federal:                         (1,018)    16,954     15,936        0
State:                              559      2,966        559    2,966
Local:

FICA Withheld:                        0      5,205      5,205        0

Employers FICA:                       0      5,205      5,205        0

Unemployment Tax:
Federal:                              2        183          2      183
State:                              327      1,995        339    1,983

Sales, Use & Excise Taxes:            0                              0

Property Taxes:                 112,756      3,578     38,530   77,804

Workers' Compensation

Other:
                                -------     ------    -------  -------

TOTALS                          112,626     36,086     65,776   82,936
                                =======     ======    =======  =======

                          AGING OF ACCOUNTS RECEIVABLE
                       AND POSTPETITION ACCOUNTS PAYABLE

Age in Days                       0-30       30-60    Over 60

PostPetition
Accounts Payable                ______      ______     ______

Accounts Receivable             ______      ______     ______

For all postpetition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a Plan of Reorganization.

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                             MONTHLY CASH STATEMENT

Debtor:  Fretter, Inc.                              Statement for the period:

Case #:  96-15177                                   From: 1-1-98   To: 1-31-98

Cash Activity Analysis (Cash Basis Only):

                                          General       Payroll        Tax       Cash Coll.       B.T.
                                           Acct.         Acct.        Acct.      Acct. B.T.     Direct(1)
                                          -------       -------       -----      ----------     ---------
A.  Beginning Balance:                   179,127.88     9,667.79     5,816.83          0.00          0.00
                                         ----------    ---------    ---------    ----------    ----------
B.  Receipts. Attach
    Separate Schedule:                   264,911.05    42,862.36    32,494.23          0.00    346,765.98
                                         ----------    ---------    ---------    ----------    ---------
C.  Balance Available
    (A + B):                             444,038.93    52,530.15    38,311.06          0.00    346,765.98
                                         ----------    ---------    ---------    ----------    ----------

D.  Less Disbursements
    Attach Separate
    Schedule:                            156,057.26    42,862.36    27,244.38          0.00    346,765.98
                                         ----------    ---------    ---------    ----------    ----------

E.  ENDING BALANCE
    (C-D)                                287,981.67     9,667.79    11,066.68          0.00          0.00
                                         ----------    ---------    ---------    ----------    ----------

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
 ACCOUNT)

General Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38120-0

Payroll Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38024-4

Tax Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38128-3

Other monies on hand (specify type and location) (i.e., CD's petty cash):

BT Collateral Acct. - Old Kent Bank, Acct. No 229377
BT Direct - BT cash collateral is forwarded directly to B.T.


Date:
                                   -----------------------
                                   Debtor in Possession

                            MONTHLY CASH STATEMENT
                            ----------------------

Debtor:    Fretter, Inc.                Statement for the period:
           -------------

Case No.:  96-15177                     From: 1-1-98     To: 1-31-98
           -------------                -------------    -----------

Cash Activity Analysis (Cash Basis Only):

                                                 General             Tax
                                                 Savings            Savings
                                                  Acct.              Acct.
                                                ----------        ----------            ----------      ----------      ----------
A.  Beginning Balance:                          764,101.21              0.00                  0.00
                                                ----------        ----------            ----------      ----------      ----------

B.  Receipts. Attach Separate Schedule:           2,595.82              0.00
                                                ----------        ----------            ----------      ----------      ----------

C.  Balance Available (A+B):                    766,697.03              0.00                  0.00            0.00            0.00
                                                ----------        ----------            ----------      ----------      ----------

D.  Less Disbursements  Attach separate
      schedule:                                      12.76              0.00
                                                ----------        ----------            ----------      ----------      ----------

E.  Ending Balance (C-D):                       766,684.27              0.00                  0.00            0.00            0.00
                                                ----------        ----------            ----------      ----------      ----------


(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
ACCOUNT)


General Savings Account
  1.  Depository Name & Location        Michigan National Bank, Brighton, MI
                                        ----------------------------------------
  2.  Account Number                    4707-38293-5
                                        ----------------------------------------

Tax Savings Account
  1.  Depository Name & Location        Michigan National Bank, Brighton, MI
                                        ----------------------------------------
  2.  Account Number                    4707-38357-8
                                        ----------------------------------------



Other monies on hand (specify type and location)(i.e., CD's petty cash):


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------






Date:
     --------------------               ----------------------------------------
                                        Debtor in Possession


                                                                          FORM 5

                       MONTHLY STATEMENT OF COMPENSATION
                       ---------------------------------

          The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:  J. Michael McLean      Capacity:               Principal
                                              ------
                                                X     Officer
                                              ------
                                                      Director
                                              ------
                                                      Insider
                                              ------

Detailed Description of Duties: As Controller, directs accounting, payroll, benefit plans and tax filings as well as assists in cash flow planning

Current Compensation Paid:
                              Weekly      or        Monthly

                                                    9,167.00
                              ------                --------

Current Benefits Received:
                              Weekly      or        Monthly

Vacation Pay                  ------                --------

Holiday Pay                   ------                --------

Retirement                    ------                --------

Company Vehicle               ------                --------

Entertainment                 ------                --------

Travel                        ------                --------

Other Benefits                ------                --------

CURRENT TOTAL:
                              Weekly      or        Monthly

                              ------                --------


Dated:                       ------------------------------------
       --------------------          Principal, Officer, Director, Insider

                           LIST OF OMITTED SCHEDULES

1. Schedule of Michigan National Bank January 1998 Cash Receipts (Account Number 4707-38120-0)

2. Schedules of Michigan National Bank January 1998 Cash Disbursements, Account Reconciliation and Outstanding Check List (Account Number 4707-38120-0)

3. Michigan National Bank Statement of Account for the Period January 1, 1998 to January 31, 1998 (Account Number 4707-38120-0)

4. Michigan National Bank Statement of Account for the Period January 1, 1998 to January 31, 1998 (Account Number 4707-38024-4)

5. Schedules of Michigan National Bank Payroll Account January 1998 Cash Receipts and Disbursements and Account Reconciliation (Account Number 4707-38024-4)

6. Schedules of Michigan National Bank Tax Account January 1998 Cash Receipts and Disbursements and Account Reconciliation (Account Number 4707-38128-3)

7. Michigan National Bank Statement of Account for the Period January 1, 1998 to January 31, 1998 (Account Number 4707-38128-3)

8.  Schedule of Bankers Trust January 1998 Cash Receipts

9. Schedules of Michigan National Bank General Savings Account January 1998 Cash Receipts and Disbursements (Account Number 4707-38293-5)

10. Michigan National Bank Statement of Account for the Period January 1, 1998 through January 31, 1998 (Account Number 4707-38293-5)

11. Schedule of Michigan National Bank Tax Savings Account January 1998 Cash Receipts and Disbursements (Account Number 4707-38357-8)

12. Michigan National Bank Statement of Account for the Period January 1, 1998 to January 31, 1998 (Account Number 4707-38357-8)